SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                        Date of Report: November 16, 1999


                              ASA INTERNATIONAL LTD
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                            0-14741                  02-0398205
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
  of Incorporation)                  File Number)              Identification
                                                                   Number)


10 Speen Street, Framingham, MA                                    01701
 ------------------------------------------------            ---------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:            508-626-2727


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS

                                    FORM 8-K

                                November 16, 1999

ITEM                                                                     PAGE

Item 2.                  Acquisition or Disposition of Assets.             1

Item 7.                  Exhibits and Financial Statements.                2

Signature                                                                  3

Exhibits and Financial Statements                                        E-1

Item 2.   Acquisition or Disposition of Assets

          On November 4, 1999 (the "Closing Date"), ASA International Ltd., a Delaware corporation ("Buyer"), acquired the business of Design Data Systems Corporation, a Florida corporation ("Seller"), pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") by and among Buyer, Seller, Michael Meli, individually (only with respect to certain sections of the Purchase Agreement), and Eastern Bank, as Escrow Agent (the "Escrow Agent") (only with respect to certain sections of the Purchase Agreement). The Purchase Agreement provides that the transaction is effective as of September 30, 1999 (the "Effective Date").

          Pursuant to and as more fully set forth in the Purchase Agreement, Buyer had the right and obligation to purchase certain of the assets and assumed certain of the liabilities of Seller for a purchase price of $5,000,000 (the "Purchase Price"). Of the Purchase Price, $4,750,000 was due and payable on the Closing Date and $250,000 was to be deposited with the Escrow Agent to be held pursuant to the terms of the Purchase Agreement.

          Also on the Closing Date, Buyer entered into a certain Asset Acquisition and Exchange Cooperation Agreement (the "Exchange Agreement") with SQL Acquisition LLC, a Delaware limited liability company ("SQL"), Fidelity National 1031 Exchange Services, Inc., a California corporation, and Pacific American Property Exchange Corporation, a California corporation and sole member and manager of SQL. Buyer has entered into the Exchange Agreement for the purpose of seeking the ability to effectuate a like-kind exchange pursuant to
Section 1031 of the Internal Revenue Code of 1986, as amended. Pursuant to and as more fully set forth in the Exchange Agreement, Buyer has reserved the right to exchange certain software and related intellectual property of Seller (the "Replacement Property") for certain other relinquished property of Buyer. In connection therewith, Buyer assigned to SQL Buyer's right and obligation under the Purchase Agreement to acquire the Replacement Property pursuant to a certain Assignment Agreement dated the Closing Date between Buyer, Seller and SQL (the "Assignment"). On the Closing Date, the following actions were completed:

          1. SQL acquired the Replacement Property from Seller in accordance with the Purchase Agreement and the Assignment in exchange for a payment of $4,300,000.

          2. Buyer Acquired the remainder of Seller's assets in accordance with the Purchase Agreement in exchange for (a) the payment of $700,000 (of which $250,000 was deposited with the Escrow Agent) and (b) the assumption of certain of Seller's liabilities.

          3. Buyer loaned SQL $4,300,000 pursuant to the Exchange Agreement and a related promissory note due on November 3, 2000 and bearing interest at the rate of 6.18% per annum. The funds were used by SQL to acquire the Replacement Property.

          4. SQL granted a license to Buyer to use the Replacement Property until November 3, 2000 pursuant to a License Agreement between Buyer and SQL, in exchange for a one time license fee of $285,000.

          The Buyer anticipates that it will seek to complete a like-kind exchange involving the Replacement Property on or before November 3, 2000, although there can be no assurance that such an exchange will be completed.

          The discussions contained in this document includes forward-looking statements. Such statements involve a number of risks and uncertainties, including but not limited to those discussed above and those identified from time to time in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company assumes no obligation to update these forward-looking statements to reflect events or circumstances arising after the date hereof.


Item 7    Exhibit and Financial Statements

          (a)(b) Financial Statements and PRO FORMA financial information of business acquired

          The financial statements and pro forma financial information required by this item will be filed by amendment within sixty days of the date of this report.


     (c) Exhibits

     Exhibit No.              Title
     -----------              -----
            2       Asset Purchase Agreement dated November 4, 1999
         10.1       Assignment and Assumption Agreement dated November 4, 1999
         10.2       Bill of Sale and General Assignment of Assets dated
                    November 4, 1999
         10.3       Assignment of Trademarks dated November 4, 1999
         10.4       Assignment of Copyrights dated November 4, 1999
         10.5       Asset Acquisition and Exchange Cooperation Agreement dated
                    November 4, 1999
         10.6       Promissory Note dated November 4, 1999
         10.7       Security Agreement dated November 4, 1999
         10.8       Intellectual Property License Agreement dated November 4,
                    1999
         10.9       Assignment Agreement dated November 4, 1999
         10.10      Bill of Sale and General Assignment of Assets dated November
                    4, 1999
         10.11      Assignment of Trademarks dated November 4, 1999
         10.12      Assignment of Copyrights dated November 4, 1999

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASA INTERNATIONAL LTD.

                                   By: /S/ TERRENCE C. MCCARTHY
                                       ------------------------------
                                       Terrence C. McCarthy,
                                       Vice President and Treasurer


Date:  November 16, 1999